UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007

CATERPILLAR FINANCIAL ASSET TRUST 2007-A
(Exact name of issuing entity as specified in its charter)

Delaware	333-145491-01	88-0342613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Caterpillar Financial Funding Corporation, as Depositor Greenview Plaza 4040 South Eastern Avenue, Suite 344 Las Vegas, Nevada	89119
(Address of principal executive office)	(Zip Code)

(702) 735-2514
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 8.01.  Other Events.

The registrant has filed a preliminary prospectus supplement, dated September 17, 2007, and prospectus, dated September 17, 2007, with respect to the offering by Caterpillar Financial Asset Trust 2007-A, a Delaware statutory trust, of approximately $659,848,000 in principal amount of the following classes of Asset Backed Notes:  Class A-1, Class A-2, Class A-3 and Class B (the "Notes").

Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Notes and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Copies of the opinion of Boult, Cummings, Conners & Berry, PLC with respect to certain Tennessee  tax matters, together with the related consent of Boult, Cummings, Conners & Berry, PLC to the incorporation by reference of such opinion as an exhibit to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1           Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1           Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain federal tax matters.

8.2           Opinion of Boult, Cummings, Conners & Berry, PLC with respect to certain Tennessee taxmatters.

23.1           Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2           Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

23.3           Consent of Boult, Cummings, Conners & Berry, PLC (included in opinion filed asExhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                               CATERPILLAR FINANCIAL ASSET TRUST 2007-A

                                          By:  Caterpillar Financial Funding Corporation, as Depositor

                                          By:  /s/ David A. Kacynski
                                          Name: David A. Kacynski
                                          Title:   Treasurer

Dated:  September 17, 2007

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 8.2

Opinion of Boult, Cummings, Conners & Berry, PLC with respect to certain Tennessee tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

Exhibit  23.3

Consent of Boult, Cummings, Conners & Berry, PLC (included in opinion filed as Exhibit 8.2).